Investment Adviser
   Legg Mason Fund Adviser, Inc.
   Baltimore, MD

Board of Directors
   Raymond A. Mason, Chairman
   John F. Curley, Jr., President
   Nelson A. Diaz
   Richard G. Gilmore
   Arnold L. Lehman
   Dr. Jill E. McGovern
   G. Peter O'Brien
   T. A. Rodgers
   Edward A. Taber, III

Transfer and Shareholder Servicing Agent
   Boston Financial Data Services
   Boston, MA

Custodian
   State Street Bank & Trust Company
   Boston, MA

Counsel
   Kirkpatrick & Lockhart LLP
   Washington, DC

Independent Accountants
   PricewaterhouseCoopers LLP
   Baltimore, MD


   This report is not to be distributed unless preceded or accompanied by a prospectus.


                      Legg Mason Wood Walker, Incorporated
                  -------------------------------------------
                                100 Light Street
                    P.O. Box 1476, Baltimore, MD 21203-1476
                                410 . 539 . 0000


LMF-002
8/00



                                Quarterly Report
                                 June 30, 2000

                                   Legg Mason


                               Value Trust, Inc.

                               Special Investment
                                  Trust, Inc.

                            Total Return Trust, Inc.


                                 Primary Class


                                     [LEGG
                                     MASON
                                     FUNDS
                                     LOGO]
                           The Art of Investing/SM/

To Our Shareholders,

  The following table summarizes key statistics for the Primary Class of shares of the Legg Mason Value Trust, Special Investment Trust and Total Return Trust, as of June 30, 2000:

                                                       Total Returns/1/
                                           -----------------------------------------
                                           3 Months        6 Months        12 Months
                                           --------        --------        ---------
Value Trust                                  -3.3%            -3.3%           +3.8%
Lipper Large-Cap Growth Funds/2/             -5.0%            +2.9%          +26.7%
Standard & Poor's 500 Composite Index        -2.7%            -0.4%           +7.2%

Special Investment Trust                     -6.9%            -6.6%          +11.0%
Lipper Mid-Cap Core Funds/2/                 -3.3%           +11.1%          +37.6%
Russell 2000 Index                           -3.8%            +3.0%          +14.3%

Total Return Trust                           +0.9%            -1.8%          -15.1%
Lipper Multi-Cap Value Funds/2/              -1.6%            -0.5%           -4.0%

  As the table indicates, total investment returns on mutual funds in each of the Lipper categories against which our Funds are measured were negative during the three months ended June 30, 2000. Returns on our Funds followed the same pattern, although Total Return Trust had a small gain and, along with Value Trust, performed somewhat better than the average of other funds in its Lipper category.

  Detailed comments on the performance of each Fund appear in the portfolio managers' comments on the following pages. Long-term investment results of the Funds are shown in the portfolio managers' comments and the performance information section of this report.

  Bill Miller, and members of his investment team, were featured in an article in Smart Money magazine's July 2000 issue, beginning on page 126.
   -----------

                                               Sincerely,

                                               /s/ John F. Curley
                                               --------------------
                                               John F. Curley, Jr.
                                               President

July 27, 2000

--------------
/1/ Total return measures investment performance in terms of appreciation or depreciation in net asset value per share plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid.

/2/ Value Trust is now included in Lipper Analytical Services' "Large-Cap Growth
    Fund" category (funds which normally invest in larger capitalization issues with earnings expected to grow significantly faster than earnings of stocks included in Standard & Poor's 500 Composite Index). Special Investment Trust is included in the "Mid-Cap Core Fund" category (funds which normally invest in mid-sized capitalization issues, with wide latitude in the companies in which they invest). Total Return Trust is included in the "Multi-Cap Value Fund" category (funds which normally invest in issues with a variety of market capitalization sizes, which are considered to be undervalued relative to stocks in the Standard & Poor's 500 Composite Index).

Portfolio Managers' Comments
Second Quarter 2000

Market Commentary

  During the first half, the market, like the worm Ourobouros, began and ended in about the same place, but used the time to explore a lot of territory. The tech-laden NASDAQ started the year at 4,186, soared to 5,132 on March 10, fell to 3,042 on May 24, and at this writing is 4,093. The S&P displayed less volatility, but likewise managed to make little progress.

  Over the past year, the S&P has returned a little more than a passbook savings account, but has generated considerably more angst. The NASDAQ, in contrast, has compensated investors for its vicissitudes with a total return of almost 45% in the last twelve months. This is terrific, but the momentum has clearly gone out of that index, and is unlikely to return in anything like its former glory, in our opinion. In early March, the NASDAQ was up over 24% year to date and 100% in twelve months. In the last ninety days it fell 6%, and now stands below where it started the year.

  The problem for both markets has been interest rates, not earnings, or at least not current earnings. The Fed has been tightening for about a year and its attempt to slow the economy has begun to show some results. Earnings have been fine and the current earnings season looks to be no exception. In the first quarter of this year, S&P earnings rose 23% year over year. For all of 1999, they rose 19%. For the quarter just ended, it looks like another 20% year over year gain.

  A different trend becomes evident when you slice the data this way: over the past five years, S&P earnings have risen from $32.68 in 1994 to an estimated $57.70 this year, an increase of 77%. The market has risen 254% with dividends reinvested over the same period. Earnings grew a little over 10% per year and the market went up over 20% per year. Valuations expanded sharply.

  In 1999 the market's gain slowed to that of earnings, rising 19.6% while earnings rose 19%. The market's multiple thus stayed the same as it had been in 1998. Now it has begun to decline.

  In the first quarter, earnings were up 23%, and the S&P was up 2%. In the second quarter, with earnings estimated to be up 20%, the market fell almost 3%.

  Markets are discounting mechanisms; prices and the path of prices reflect visible fundamentals and expectations about the future. In the mid to late 90's the market correctly discerned that the U.S. economy was on a path of rising earnings growth rates, from the 7% long-term post-war average to one that exceeded 10%, fueled by rising productivity that permitted speedier growth without an accompanying increase in inflation. The rising productivity of capital coupled with an increasing growth rate of earnings led to a sharp rise in the market's overall valuation. That rise was concentrated in technology stocks, which began the second half of the decade at modest, and ended at monstrous, valuations.

  At the beginning of 1995, technology stocks represented 10% of the S&P 500; today they total over 30% of the market's value. In 1995 they were demonstrably undervalued; today valuations hover at all-time highs and require superior growth in order to be maintained.

  The inability of the market to make progress despite powerful current earnings growth is not just the result of the drag of interest rates brought on by Fed tightening, but of what those rates portend: slowing growth. As the rate of earnings growth slows, so too does the justifiable valuation of the market. For the market to make much progress, I think investors will need to believe they see the end of Fed tightening. Good earnings by themselves will just be incorporated into the market via lower multiples, not via higher prices (unless those earnings arrive at companies with suitably modest valuations).

  Over time, market prices have tended to track fundamentals. The long-term return of stocks has been a function of beginning dividend yields and long-term earnings growth. During the past five years, prices have risen much faster than earnings as positive fundamentals have been incorporated into prices on a leveraged basis.

  The combination of long-term evidence and short-term experience has led investors to believe positive near-term fundamentals are highly correlated with positive stock price behavior. Valuation seems to have been forgotten, due in part to its apparent absence in the price/performance equation over the last several years, and no doubt in part by the dismal record of value investors over the same period.

  The question for investors is always: where is the best value in the market? Five years ago, growth was undervalued and technology was particularly undervalued. After years of spectacular outperformance, we think growth is at best fairly valued and that many (not all) of the largest, most visible technology names are overpriced.

  In contrast, outside of the growth indices, many stocks appear undervalued, with the median price-earnings ratio of the 1,700 stocks in the Value Line index at only 13.3x earnings. The re-appearance of dormant former corporate raiders such as Carl Icahn and the formation of numerous buy-out funds testify to the opportunities presented by modest valuations in many "old economy" companies.

  We believe that in the next few years growth investors will become reacquainted with valuation as high growth names underperform their fundamentals, and that value investors will once again become reacquainted with solid performance in their portfolios.

                                                       Bill Miller, CFA

July 21, 2000
DJIA 10733.56

Value Trust

                                                        Cumulative Total Return, Periods Ending June 30, 2000
                                 ---------------------------------------------------------------------------------------------------
                                  First     Second      Year                                                                Since
                                 Quarter    Quarter    to Date    1 Year   3 Years    5 Years    10 Years     15 Years    Inception*
------------------------------------------------------------------------------------------------------------------------------------
Value Trust                       -0.01%     -3.31%    -3.33%     +3.80%   +103.62%   +298.56%   +582.52%    +1,066.89%   +3,021.95%

S&P 500 Composite Index           +2.29%     -2.66%    -0.42%     +7.24%    +71.35%   +190.84%   +414.60%    +1,043.64%   +2,084.28%
Dow Jones Industrial Average      -4.65%     -3.98%    -8.44%     -3.27%    +43.06%   +152.16%   +364.17%    +1,110.57%   +2,158.58%
Lipper Diversified
 Equity Funds                     +7.04%     -3.15%    +3.65%    +19.01%    +67.88%   +150.67%   +336.57%      +771.94%      N/A
Lipper Large-Cap
 Growth Funds                     +8.49%     -5.01%    +2.90%    +26.73%   +110.51%   +216.97%   +455.81%    +1,053.32%      N/A

--------------
* Inception: April 16, 1982.

  The results tabulated above show that for the first six months of this year, the assets you've had in the Value Trust would have been more productively employed under the mattress than in the securities in our portfolio. Stocks for the past year have been on their version of Mr. Toad's Wild Ride: lots of jerking, moving, and churning, all to end up about where you began, at least if you were prudently diversified across a broad array of securities. The Value Line index of about 1,700 stocks equally weighted fell 12.43%, in the past year, while the NYSE composite declined 0.80% over the same period.

  The strong returns of diversified funds for the year ended June 30 either attest to the superior stock selection skills of professional money managers, or are just one of the occasional good outcomes scattered randomly in a long, dull period of mediocrity. As I wrote last quarter, when two-thirds of active managers outperformed the index, money managers appear to have developed an unwavering belief in the ability of the leading technology companies to beat the market, regardless of valuation, mainly because that's what they have done for the past five years. That five-year period has been so strong for large, especially technology-oriented, growth funds that they now are ahead of the S&P 500 for all time periods longer than six months shown above. The underperformance of all broadly diversified funds, and the worse performance of large growth funds during the second quarter, are consistent with the continuing, significant commitment to technology on the part of professional investors.

  In the past few weeks several high-profile technology companies, including Lucent, Agilent, Lexmark, BMC, and Computer Associates, have expressed caution about earnings growth, leading to large declines in their share prices. At current levels of valuation, the shares of the so-far unaffected companies such as Sun, EMC, Cisco, and Oracle, need continuing upside surprises to maintain their present prices, in my opinion. Even the formerly impregnable semiconductor index, up over 100% in the past year, has begun to wobble. Many leading companies in this sector are down 30% in the past few months and the index itself has just fallen below its 50-day moving average.

  We have reduced our technology weighting to around 24% of the Fund, versus over 30% for the S&P 500. We don't have any a priori view about what the right relative position should be, but we are comfortable being underweighted.

  As weakness has been spreading in the formerly dominant technology space, strength has slowly begun to appear in the broader market. The Value Line index is now above its 50-week moving average for the first time in about a year. Management buyout activity is strong among mostly smaller companies. The long-lagging financials have begun to perk up and leading financials such as Citigroup and Merrill Lynch have recently made new highs, often a precursor of broadening performance in the overall market, as well as in that sector.

  Our portfolio reflects the recovery underway in formerly lagging areas. Eight of our ten best performing stocks in the quarter were companies whose shares had performed very poorly last year. The results in our lagging names in the quarter were trend-less: a mix of formerly strong names such as AOL, WPP, and Nextel, and some formerly weak ones such as Bank One, Bank of America, and Storage Technology.

  We bought one stock in the quarter, Eastman Kodak, and sold one, Mandalay Resort Group. Kodak has lagged the market for years as investors worried about the effect of digital photography on their globally dominant conventional film business. Digital is experiencing explosive growth, with camera units up 95% last year; but conventional camera units also rose, growing 12%. In the second quarter, conventional picture taking rose 8% in the U.S. We think Kodak, currently selling around $56, is worth close to $100. We expect the company to generate free cash equal to almost half of its current market capitalization over the next five years.

  We sold our Mandalay for mostly technical reasons: we owned a very large and growing percentage of the company's outstanding stock due to its aggressive share repurchase program. This bumped us up against regulatory constraints. Even a large percentage of the stock represented a very small percentage of our assets, making its impact on our performance minimal. We solved the problem by selling several million shares back to the company, and the balance to other funds in our complex whose asset size better fits Mandalay's market capitalization.

  If you took money from your mattress at the end of the quarter and put it in the Value Trust, you may wish to consider a career as a market timer, as our results have improved, at least as of this writing. Whatever the short-term fluctuations, we believe your portfolio is well positioned for sound, long-term returns.

 As always, we appreciate your support and welcome your comments.


                                              Bill Miller, CFA
July 21, 2000
DJIA 10733.56

Special Investment Trust

 The cumulative results for various periods ending June 30, 2000, are as follows:

                                            Year
                               3 Months    to Date    1 Year    3 Years    5 Years    10 Years
-----------------------------------------------------------------------------------------------
Special Investment Trust        -6.86%      -6.56%    +10.96%    +72.57%   +166.18%    +391.26%

Lipper Mid-Cap Core Funds       -3.26%     +11.14%    +37.60%    +78.93%   +158.16%    +360.66%
S&P 500                         -2.66%      -0.42%     +7.24%    +71.35%   +190.84%    +414.60%
Russell 2000                    -3.78%      +3.04%    +14.32%    +35.20%    +94.84%    +257.09%

  Special Investment Trust underperformed the relevant indices in the quarter and for the year to date. Over the last twelve months, the Fund outperformed the S&P 500 Index of large companies, but was behind the Russell 2000 Index of smaller companies and Lipper's index of mid-cap core funds. For the longer periods we posted very solid performance, ahead of both the S&P 500 and the Russell 2000 for three years, but slightly below the mid-cap core funds, and ahead of the mid-cap core funds and the Russell 2000 for five and ten years, but behind the S&P 500 Index slightly.

  Through early March, Special Investment Trust benefited from a heavy technology weighting, close to 35% at its height. Including our 8.3% AOL position, which we classify internally as media, our "official" technology weighting reached 42%. This technology exposure was among the factors that drove our one- and three-year results to beat the S&P 500, as well as our market-beating performance in calendar 1999.

  Throughout the first quarter and into the second, we sold some of our long-time technology holdings outright or down to lower percentage positions. However, we were caught in a time when we did not own the very highly valued names that were up significantly prior to March 10th, and we were not completely underweight in technology in the following period. So, even as we were lightening our technology, the names we owned were being severely punished in the NASDAQ correction.

  We are long-term investors, and making a major change in our portfolio's positioning is not something we believe should be done too quickly. We attempt to scale into and out of positions without great market impact. We try to be "liquidity providers" -- meaning we are the seller when the frenzy is to buy at the height of a momentum-driven price movement, and we are often the buyer that emerges when other investors are capitulating and selling at very low prices. It was unfortunate that we did not get the portfolio repositioned in a shorter period of time, but our goal is to have the portfolio weighted in the companies we believe are undervalued on a multi-year basis, not to attempt to time the market.

  During the second quarter, we sold Hadco after Sanmina agreed to purchase the company. We also sold several names that had not turned out as we expected, such as Micron Electronics, Phycor and CKE Restaurants. Lastly, we sold Cott Corporation simply because the position was too small to make a difference to performance, and we were not permitted to buy any more stock by regulatory ownership restrictions.

  The only security we added in the quarter was Acxiom Corporation. Acxiom is the largest provider in the highly fragmented marketing services industry. Their core business is using consumer data and sophisticated analysis to help companies make better decisions about targeted marketing. The company has recently begun to sell an internally developed software product called Abilitec that helps to manage customer information, putting the company in the middle of the exploding customer relationship management (CRM) industry. We believe that this service will be very valuable as consumers' attention becomes harder to capture. The company is investing heavily in this effort, and current earnings growth rates are slightly depressed. If the company is successful with its new Abilitec product, growth, profitability and returns should all improve dramatically. We purchased the stock around $30 and believe it is substantially undervalued.

  Acxiom joins other new names added over the last six months that are outside of the technology universe, have solid returns on capital, are out of favor because of short-term events, and sport P/E's and other valuation measures that are low compared to either history, the market or both. Additions discussed in previous quarters were The TJX Companies, Republic Services, Ceridian, Equifax, UnumProvident and Viad Corp.

  The activity of the last few quarters has resulted in a portfolio that is slightly different from our 1999 position. Our technology weighting is down to 28%. Our America Online position is down to 5.8%. Our overall concentration in the top ten holdings is lower, giving us a portfolio with slightly more breadth. Our overall positioning is a bit less tilted toward the NASDAQ than it was in 1999, and our risk profile is also likely lower.

  As of this writing, we have seen some recovery in the technology names, but the recovery has been fairly muted. We remain highly confident in our technology holdings, and feel comfortable with our current 28% weighting. One of the trends we believe may emerge during the second half of 2000 is that the market will be far more valuation sensitive than it has been in the past. The most highly valued names, in technology and elsewhere, are the most vulnerable, where in the past they were often the best performers. Our holdings all reflect companies that are, in our view, very undervalued. We look forward to the second half of the year and, as always, welcome your comments and questions.


                                              Lisa O. Rapuano, CFA
                                              Bill Miller, CFA

July 21, 2000
DJIA 10733.56

Total Return Trust

 Our cumulative results for various periods ended June 30, 2000, are as follows:

                                                   Year
                                     3 Months    to Date    1 Year    3 Years    5 Years
-----------------------------------------------------------------------------------------
Total Return Trust                    +0.86%      -1.77%    -15.06%     +8.35%    +84.52%

Lipper Multi-Cap Value Funds          -1.56%      -0.49%     -3.99%    +26.24%    +96.25%
Lipper Diversified Equity Funds       -3.15%      +3.65%    +19.01%    +67.88%   +150.67%
S&P 500 Composite Index               -2.66%      -0.42%     +7.24%    +71.35%   +190.84%
Dow Jones Industrial Average          -3.98%      -8.44%     -3.27%    +43.06%   +152.16%

  As you can see, the Total Return Trust outperformed its peer group and the major market indices during the quarter. On a year-to-date basis, through the second quarter, the Fund has outperformed the Dow and is in line with its peer group and the S&P 500.

  These performance numbers mask a great deal of volatility in the market during the first half of the year. A recently completed study by Sanford C. Bernstein shows the standard deviation of individual stocks to be almost 50% above its 30-year average, while the standard deviation of the S&P 500 Index is 20% above its average. Measuring return volatility across the market instead of over time finds the dispersion of stock performance today to be the greatest since the early 1930s.

  Volatility has increased as a tug of war has erupted between company fundamentals and valuation. Stock prices are determined by just two things: earnings and the multiple investors are willing to pay for those earnings. The S&P 500 is trading around 27x 2000 estimated operating earnings, a level we believe is appropriate given the 3% rate of inflation (as measured by the Consumer Price Index) in the U.S. economy.

  If we're right in our assessment about the overall market being fairly valued, the market's return from present levels should be in line with the growth rate of earnings, currently estimated to be about 12% for the year. However, there is a great deal of variation by industry sector around the 12% level of earnings growth, with the energy and commodities sectors expected to post 60% earnings growth (off very depressed levels a year ago), and the technology sector expected to grow earnings 40% over last year's very strong level. All of the other sectors within the S&P 500 are expected to grow earnings at very subdued rates, with finance companies expected to post negative 1% earnings growth; health care, staples, and consumer cyclicals expected to grow earnings at less than 3%; telephone companies at 5% and capital goods companies at 6%.

  Markets are discounting mechanisms, with prices reflecting current fundamentals and expectations about the future (for more on this, please see the Market Commentary section of this report). Technology investors, in aggregate, are wrongly (in our opinion) extrapolating the very strong earnings growth rate of the past five years into the future. To look at it another way: with non-technology companies expected to grow earnings at rates less than the growth of nominal GDP,/1/ how much

--------------
/1/ Nominal GDP (gross domestic product) is the sum of inflation and real GDP.
    Real GDP is expected to grow about 4% this year with inflation around 3%, resulting in nominal GDP of about 7%.

longer can technology companies grow their earnings at almost 6x nominal GDP? Our answer: not much longer. We believe a reversal of this strong divergence in earnings growth will become evident as 2000 progresses.

  A consequence of the greater volatility in the market has been increased portfolio activity, as many individual stocks have gone from trading at significant discounts of our assessment of intrinsic value to large premiums within a relatively short period of time, and vice versa. As shown in the biggest gainers/laggers chart found elsewhere in this report, a number of pharmaceutical stocks were exceptional performers in the quarter, with Eli Lilly leading the way, up 59%, as investors reassessed the potential revenue and earnings impact of certain drugs coming off patent and the potential for a cap on drug price increases. We used the recent strength in the pharmaceutical stocks to cut back our position in several of the companies.

  Many retail stocks, on the other hand, have dramatically underperformed the market over the last six to twelve months, and are pricing in negative earnings growth over the next ten years, an event we consider to be highly unlikely. May Department Stores is a perfect example.

  May, owner of eight department store chains, including Lord & Taylor, Hecht's and Filene's, generates over 20% on equity, buys in their stock (fully diluted shares outstanding have declined 8% over the last two years), and yields 3.4%. Yet, the stock is trading at just 9x this year's estimated earnings, and has an implied ten-year earnings growth rate of negative 5%, an event we consider to be highly unlikely. We used the sell-off in the stock during the second quarter to add to our position.

  AT&T was our worst performing stock in the quarter, down almost 44%, as investor sentiment shifted from the strength of their wireless operation to heightened concern about the decline in the consumer long distance market, coupled with a shortfall in their business services division. The stock in the low $30s more than discounts the secular decline in the consumer long distance business, in our opinion, and does not give the company credit for their growth businesses, including their wireless operation, which is projected to grow revenues over 25% per year for the next several years. Similar to May Department Stores, we used the sell-off in the stock to add to our position.

 As always, we greatly appreciate your support, and welcome your comments.


                                              Nancy Dennin, CFA

July 21, 2000
DJIA 10733.56

   Performance Information

Total Returns for One, Five and Ten Years and Life of Class, as of June 30, 2000

     The returns shown on these pages are based on historical results and are not intended to indicate future performance. Total return measures investment performance in terms of appreciation or depreciation in a Fund's net asset value per share plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. The investment return and principal value of an investment in each of these Funds will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual returns tend to smooth out variations in a Fund's return, so that they differ from actual year-to-year results. No adjustment has been made for any income taxes payable by shareholders.

     Each Fund has two classes of shares: Primary Class and Navigator Class. Information about the Navigator Class, offered only to certain institutional investors, is contained in a separate report to its shareholders.

    The Funds' total returns as of June 30, 2000, were as follows:

                                                                                          Special                          S&P 500
                                                                           Value        Investment       Total Return     Composite
                                                                           Trust           Trust             Trust          Index
------------------------------------------------------------------------------------------------------------------------------------
   Average Annual Total Return
     Primary Class:
       One Year                                                            +3.80%            +10.96%         -15.06%         +7.24%
       Five Years                                                         +31.86             +21.63          +13.03         +23.80
       Ten Years                                                          +21.17             +17.25          +12.24         +17.80
       Life of Class--Value Trust/A/                                      +20.79                                            +18.46
       Life of Class--Special Investment Trust/A/                                            +15.38                         +17.28
       Life of Class--Total Return Trust/A/                                                                  +10.08         +17.61

   Cumulative Total Return
     Primary Class:
       One Year                                                            +3.80%            +10.96%         -15.06%         +7.24%
       Five Years                                                        +298.56            +166.18          +84.52        +190.84
       Ten Years                                                         +582.52            +391.26         +217.43        +414.60
       Life of Class--Value Trust/A/                                   +3,021.95                                         +2,084.28
       Life of Class--Special Investment Trust/A/                                           +697.05                        +909.21
       Life of Class--Total Return Trust/A/                                                                 +306.63        +969.06
------------------------------------------------------------------------------------------------------------------------------------

/A/ Primary Class inception dates are:
       Value Trust--April 16, 1982
       Special Investment Trust--December 30, 1985
       Total Return Trust--November 21, 1985

   Value Trust

Illustration of an Assumed Investment of $10,000 made on April 16, 1982 (inception of the Value Trust Primary Class)

                             [GRAPH APPEARS BELOW]

                   Value of original
                   shares purchased
                   plus shares acquired                Value of shares
                   through reinvestment                acquired through
                   of capital gain                     reinvestment of
                   distributions                       income dividends
                   --------------------                ----------------
 4/16/82                 10,000                              10,000
 6/30/82                 10,250                              10,250
                         11,680                              11,680
                         13,940                              14,091
                         16,160                              16,401
                         18,199                              18,490
                         18,781                              19,144
                         19,632                              20,108
                         18,870                              19,425
 6/30/84                 18,742                              19,333
                         20,468                              21,233
                         21,755                              22,679
                         23,583                              24,683
                         25,530                              26,754
                         24,948                              26,239
                         28,332                              29,910
                         32,556                              34,510
 6/30/86                 33,210                              35,225
                         30,797                              32,816
                         30,745                              32,737
                         35,503                              37,924
                         36,279                              38,753
                         37,583                              40,308
                         28,175                              30,324
                         32,267                              34,729
 6/30/88                 34,660                              37,411
                         34,766                              37,659
                         34,925                              38,134
                         37,650                              41,109
                         39,817                              43,646
                         43,919                              48,463
                         41,282                              45,834
                         39,891                              44,290
 6/30/90                 40,927                              45,741
                         31,981                              36,006
                         33,362                              38,063
                         37,702                              43,014
                         37,800                              43,365
                         41,928                              48,373
                         44,238                              51,282
                         44,210                              51,414
 6/30/92                 44,041                              51,377
                         44,830                              52,396
                         48,804                              57,149
                         50,184                              59,003
                         49,648                              58,545
                         51,113                              60,411
                         53,674                              63,584
                         52,621                              62,337
 6/30/94                 51,844                              61,392
                         54,953                              65,142
                         54,297                              64,465
                         57,634                              68,427
                         66,254                              78,331
                         73,242                              86,742
                         76,635                              90,742
                         82,111                              97,226
 6/30/96                 85,219                             100,767
                         92,605                             109,666
                        106,456                             125,617
                        110,069                             129,881
                        130,086                             153,325
                        151,543                             178,615
                        147,182                             172,156
                        172,492                             201,761
 6/30/98                182,113                             212,323
                        160,908                             187,600
                        218,882                             254,865
                        259,794                             302,502
                        259,792                             300,753
                        234,590                             271,578
                        278,952                             322,934
                        278,915                             322,891
 6/30/00                273,559                             312,195

                         -----------------------------

Selected Portfolio Performance*

   Strong performers for the 2nd quarter 2000
   -----------------------------------------------
     1. Foundation Health Systems, Inc.     +62.5%
     2. United HealthCare Corporation       +43.8%
     3. Waste Management Inc.               +38.8%
     4. MGM Grand, Inc.                     +33.9%
     5. Mattel, Inc.                        +26.3%
     6. The Kroger Co.                      +25.6%
     7. Starwood Hotels & Resorts
          Worldwide, Inc.                   +24.0%
     8. Aetna Inc.                          +15.3%
     9. Koninklijke (Royal) Philips
          Electronics N.V.                  +10.9%
    10. Washington Mutual, Inc.              +9.0%

    * Securities held for the entire quarter.

   Weak performers for the 2nd quarter 2000
   -----------------------------------------------
     1. Amazon.com, Inc.                    -45.8%
     2. Storage Technology Corporation      -31.4%
     3. General Motors Corporation          -29.9%
     4. Bank One Corporation                -22.7%
     5. America Online, Inc.                -21.6%
     6. The Chase Manhattan Corporation     -20.8%
     7. Bank of America Corporation         -18.0%
     8. Nextel Communications, Inc.         -17.5%
     9. WPP Group plc                       -15.9%
    10. Telefonos de Mexico
          SA de CV (Telmex)                 -14.7%

Portfolio Changes

   Securities added during the 2nd quarter 2000
   -----------------------------------------------
   Eastman Kodak Company

   Securities sold during the 2nd quarter 2000
   -----------------------------------------------
   Mandalay Resort Group

   Special Investment Trust

Illustration of an Assumed Investment of $10,000 made on December 30, 1985 (inception of the Special Investment Trust Primary Class)

                             [GRAPH APPEARS BELOW]

                   Value of original
                   shares purchased
                   plus shares acquired                Value of shares
                   through reinvestment                acquired through
                   of capital gain                     reinvestment of
                   distributions                       income dividends
                   --------------------                ----------------
12/30/85               10,000                               10,000
                       11,530                               11,530
 6/30/86               12,070                               12,070
                       10,359                               10,377
                       10,716                               10,735
                       13,051                               13,074
                       12,878                               12,900
                       13,321                               13,343
                        9,517                                9,614
                       11,107                               11,220
 6/30/88               12,006                               12,128
                       11,633                               11,762
                       11,381                               11,507
                       12,982                               13,126
                       14,462                               14,623
                       16,535                               16,816
                       14,945                               15,199
                       14,890                               15,143
 6/30/90               15,953                               16,225
                       13,807                               14,191
                       14,767                               15,278
                       17,777                               18,392
                       17,935                               18,556
                       19,686                               20,403
                       20,653                               21,406
                       21,249                               22,154
 6/30/92               20,034                               20,846
                       20,074                               20,887
                       23,620                               24,577
                       23,529                               24,482
                       25,144                               26,206
                       27,889                               29,067
                       29,278                               30,507
                       28,511                               29,708
 6/30/94               26,412                               27,508
                       27,737                               28,888
                       25,463                               26,519
                       26,707                               27,815
                       28,759                               29,944
                       31,251                               32,539
                       31,175                               32,486
                       34,291                               35,733
 6/30/96               36,227                               37,696
                       37,107                               38,611
                       40,193                               41,793
                       38,345                               39,871
                       44,498                               46,186
                       51,228                               53,171
                       49,183                               51,038
                       54,899                               56,969
 6/30/98               54,587                               56,481
                       43,405                               44,911
                       60,825                               62,934
                       64,338                               66,569
                       69,822                               71,831
                       67,604                               69,549
                       82,990                               85,298
                       83,259                               85,574
 6/30/00               77,634                               79,705

                         -----------------------------

Selected Portfolio Performance*

   Strong performers for the 2nd quarter 2000
   ----------------------------------------------
     1. Caremark Rx, Inc.                  +62.6%
     2. Republic Services, Inc.            +46.3%
     3. United Asset Management
          Corporation                      +35.0%
     4. Cell Genesys, Inc.                 +31.4%
     5. Ceridian Corporation               +25.4%
     6. Viad Corp                          +19.1%
     7. Mandalay Resort Group              +18.5%
     8. UnumProvident Corporation          +18.0%
     9. Sybase, Inc.                       +13.2%
    10. Radian Group Inc.                   +8.7%

   * Securities held for the entire quarter.

   Weak performers for the 2nd quarter 2000
   ----------------------------------------------
     1. TALK.com, Inc.                     -63.7%
     2. ICG Communications                 -38.9%
     3. Modis Professional Services, Inc.  -38.3%
     4. Amazon.com, Inc., 4.75%,
          due 2/1/09                       -36.8%
     5. Storage Technology Corporation     -31.4%
     6. Symantec Corporation               -28.2%
     7. Liz Claiborne, Inc.                -23.1%
     8. The FINOVA Group Inc.              -22.7%
     9. Bell & Howell Company              -22.4%
    10. America Online, Inc.               -21.6%

Portfolio Changes

   Securities added during the 2nd quarter 2000
   ----------------------------------------------
   Acxiom Corporation

   Securities sold during the 2nd quarter 2000
   ----------------------------------------------
   CKE Restaurants, Inc.
   Cott Corporation
   Hadco Corp.
   Micron Electronics, Inc.
   PhyCor, Inc.

   Total Return Trust

Illustration of an Assumed Investment of $10,000 made on November 21, 1985 (inception of the Total Return Trust Primary Class)

                             [GRAPH APPEARS BELOW]

                   Value of original
                   shares purchased
                   plus shares acquired                Value of shares
                   through reinvestment                acquired through
                   of capital gain                     reinvestment of
                   distributions                       income dividends
                   --------------------                ----------------
11/21/85                 10,000                             10,000
                         10,090                             10,090
                         10,780                             10,780
 6/30/86                 10,901                             10,971
                         10,258                             10,384
                         10,077                             10,231
                         11,673                             11,884
                         11,657                             11,893
                         12,084                             12,409
                          9,099                              9,434
                         10,295                             10,675
 6/30/88                 10,888                             11,315
                         10,772                             11,244
                         10,923                             11,487
                         11,690                             12,293
                         12,201                             12,918
                         13,433                             14,314
                         12,478                             13,367
                         11,875                             12,721
 6/30/90                 11,928                             12,810
                          9,566                             10,389
                         10,055                             11,118
                         11,499                             12,715
                         11,833                             13,124
                         13,014                             14,546
                         13,885                             15,620
                         13,885                             15,715
 6/30/92                 14,409                             16,416
                         14,684                             16,824
                         15,482                             17,856
                         16,234                             18,839
                         16,141                             18,823
                         16,712                             19,637
                         17,202                             20,370
                         16,637                             19,701
 6/30/94                 16,640                             19,706
                         17,380                             20,691
                         15,763                             18,920
                         16,594                             19,917
                         18,215                             22,037
                         19,681                             24,044
                         19,837                             24,665
                         21,342                             26,536
 6/30/96                 21,718                             27,167
                         22,847                             28,756
                         25,591                             32,346
                         26,102                             32,992
                         30,062                             37,530
                         34,112                             42,720
                         35,424                             44,477
                         37,429                             46,995
 6/30/98                 36,931                             46,277
                         30,894                             38,945
                         35,166                             44,301
                         34,272                             43,175
                         38,174                             47,872
                         33,807                             42,555
                         32,911                             41,397
                         32,051                             40,315
 6/30/00                 32,450                             40,663

                         -----------------------------

Selected Portfolio Performance*

   Strong performers for the 2nd quarter 2000
   ----------------------------------------------
     1. Eli Lilly & Company                +58.5%
     2. Johnson & Johnson                  +45.4%
     3. Tupperware Corporation             +39.1%
     4. Waste Management Inc.              +38.8%
     5. Nationwide Health Properties, Inc. +33.5%
     6. Abbott Laboratories                +26.6%
     7. Mattel, Inc.                       +26.3%
     8. The Kroger Co.                     +25.6%
     9. Northrop Grumman Corporation       +25.1%
    10. Edison International               +23.8%

  * Securities held for the entire quarter.

   Weak performers for the 2nd quarter 2000
   ----------------------------------------------
     1. AT&T Corp.                         -43.8%
     2. Unisys Corporation                 -42.9%
     3. General Motors Corporation         -29.9%
     4. Saks Incorporated                  -27.6%
     5. Time Warner Inc.                   -24.0%
     6. Bank One Corporation               -22.7%
     7. The Chase Manhattan Corporation    -20.8%
     8. Nordstrom Inc.                     -18.2%
     9. The May Department Stores
          Company                          -15.8%
    10. The TJX Companies, Inc.            -15.5%

Portfolio Changes

   Securities added during the 2nd quarter 2000
   ----------------------------------------------
   Aetna Inc.
   Amazon.com, Inc., 4.75% due 2/1/09
   America Online, Inc.
   Equity Residential Properties Trust
   Honeywell International Inc.
   KeyCorp
   Starwood Hotels & Resorts Worldwide, Inc.
   The FINOVA Group Inc.

   Securities sold during the 2nd quarter 2000
   ----------------------------------------------
   American Financial Group, Inc.
   Avon Products, Inc.
   Bank of America Corporation
   Brunswick Corporation
   Hewlett-Packard Company
   Household International, Inc.
   IPC Holdings Limited
   Mandalay Resort Group
   The Bear Stearns Companies, Inc.
   The Hartford Financial Services Group, Inc.
   The Walt Disney Company
   Tommy Hilfiger Corporation
   XL Capital Ltd.

Portfolio of Investments
June 30, 2000 (Unaudited)
(Amounts in Thousands)

Legg Mason Value Trust, Inc.

                                                                             Shares/Par             Value
      -------------------------------------------------------------------------------------------------------------
Common Stock and Equity Interests -- 97.1%
      Capital Goods -- 5.5%
         Electrical Equipment -- 0.2%
         Koninklijke (Royal) Philips Electronics N.V.                             552          $    26,220
                                                                                               -----------
         Manufacturing (Diversified)-- 0.9%
         Danaher Corporation                                                    2,400              118,650
                                                                                               -----------
         Waste Management -- 4.4%
         Waste Management Inc.                                                 29,700              564,300
                                                                                               -----------
      Communications Services -- 9.7%
         Telecommunications (Cellular/Wireless) -- 3.6%
         Nextel Communications, Inc.                                            7,605              465,331/A/
                                                                                               -----------
         Telephone -- 6.1%
         Telefonos de Mexico SA de CV (Telmex)                                  3,200              182,800
         WorldCom, Inc.                                                        13,000              596,375/A/
                                                                                               -----------
                                                                                                   779,175
                                                                                               -----------
      Consumer Cyclicals -- 14.1%
         Automobiles-- 1.4%
         General Motors Corporation                                             3,000              174,188
                                                                                               -----------
         Gaming, Lottery and Parimutuel Companies -- 1.5%
         MGM Grand, Inc.                                                        6,155              197,724/B/
                                                                                               -----------
         Leisure Time (Products) -- 1.0%
         Mattel, Inc.                                                           9,925              130,886
                                                                                               -----------
         Lodging/Hotels -- 2.3%
         Starwood Hotels & Resorts Worldwide, Inc.                              9,000              293,062
                                                                                               -----------
         Retail (Home Shopping) -- 2.7%
         Amazon.com, Inc.                                                       9,500              344,969/A/
                                                                                               -----------
         Retail (Specialty) -- 1.8%
         Toys "R" Us, Inc.                                                     15,700              228,631/A,B/
                                                                                               -----------
         Services (Advertising/Marketing) -- 3.4%
         WPP Group plc                                                         29,948              437,278
                                                                                               -----------
      Consumer Staples -- 6.6%
         Distributors (Food and Health) -- 1.4%
         McKesson HBOC, Inc.                                                    8,520              178,388
                                                                                               -----------
         Entertainment -- 0.7%
         Metro-Goldwyn-Mayer, Inc.                                              3,705               96,780/A/
                                                                                               -----------

                                                                             Shares/Par             Value
      -------------------------------------------------------------------------------------------------------------
         Retail (Food Chains) -- 4.5%
         Albertson's, Inc.                                                     11,000          $   365,750
         The Kroger Co.                                                         9,500              209,594/A/
                                                                                               -----------
                                                                                                   575,344
                                                                                               -----------
      Financials -- 27.5%
         Banks (International) -- 2.3%
         Lloyds TSB Group plc                                                  31,991              302,055
                                                                                               -----------
         Banks (Major Regional) -- 4.7%
         Bank One Corporation                                                  11,500              305,469
         FleetBoston Financial Corporation                                      9,000              306,000
                                                                                               -----------
                                                                                                   611,469
                                                                                               -----------
         Banks (Money Center) -- 3.8%
         Bank of America Corporation                                            4,000              172,000
         The Chase Manhattan Corporation                                        6,900              317,831
                                                                                               -----------
                                                                                                   489,831
                                                                                               -----------
         Consumer Finance -- 1.4%
         MBNA Corporation                                                       6,425              174,278
                                                                                               -----------
         Financial (Diversified) -- 6.6%
         Citigroup Inc.                                                         7,000              421,750
         Fannie Mae                                                             6,200              323,562
         Freddie Mac                                                            2,600              105,300
                                                                                               -----------
                                                                                                   850,612
                                                                                               -----------
         Insurance (Property/Casualty) -- 4.6%
         Berkshire Hathaway Inc. - Class A                                          4              225,960/A/
         MGIC Investment Corporation                                            8,000              364,000/B/
                                                                                               -----------
                                                                                                   589,960
                                                                                               -----------
         Investment Banking/Brokerage -- 1.1%
         The Bear Stearns Companies, Inc.                                       3,308              137,675
                                                                                               -----------
         Savings and Loan Companies -- 3.0%
         Washington Mutual, Inc.                                               13,200              381,150
                                                                                               -----------
      Health Care -- 9.1%
         Health Care (Managed Care) -- 9.1%
         Aetna Inc.                                                             6,463              414,825
         Foundation Health Systems, Inc.                                       11,100              144,300/A,B/
         United HealthCare Corporation                                          7,200              617,400
                                                                                               -----------
                                                                                                 1,176,525
                                                                                               -----------

                                                                             Shares/Par             Value
      -------------------------------------------------------------------------------------------------------------
      Technology -- 24.6%
         Communications Equipment -- 2.6%
         Nokia Oyj                                                              6,880          $   343,570
                                                                                               -----------
         Computers (Hardware) -- 10.6%
         Dell Computer Corporation                                              3,700              182,456/A/
         Gateway, Inc.                                                         14,580              827,415/A/
         International Business Machines Corporation                            3,200              350,600
                                                                                               -----------
                                                                                                 1,360,471
                                                                                               -----------
         Computers (Peripherals) -- 0.7%
         Storage Technology Corporation                                         8,000               87,500/A,B/
                                                                                               -----------
         Computers (Software/Services) -- 7.3%
         America Online, Inc.                                                  17,755              936,555/A/
                                                                                               -----------
         Photography/Imaging -- 3.4%
         Eastman Kodak Company                                                  7,400              440,300
                                                                                               -----------
      Total Common Stock and Equity Interests (Identified Cost--$9,107,749)                     12,492,877
      -------------------------------------------------------------------------------------------------------------
Repurchase Agreements -- 2.5%
      Bank of America
        6.82%, dated 6/30/00, to be repurchased at $160,924 on 7/3/00
        (Collateral: $137,848 Fannie Mae mortgage-backed securities,
        6.00% - 7.00%, due 9/1/13 - 3/1/15, value $134,411; $32,193 Freddie Mac
        mortgage-backed securities, 6.50%, due 7/1/29, value $30,540)        $160,832              160,832
      Goldman, Sachs & Company
        6.82%, dated 6/30/00, to be repurchased at $160,924 on 7/3/00
        (Collateral: $162,907 Fannie Mae mortgage-backed securities, 8.50%,
        due 10/1/28, value $166,924)                                          160,833              160,833
                                                                                               -----------
      Total Repurchase Agreements (Identified Cost -- $321,665)                                    321,665
      -------------------------------------------------------------------------------------------------------------
      Total Investments -- 99.6% (Identified Cost -- $9,429,414)                                12,814,542
      Other Assets Less Liabilities -- 0.4%                                                         46,692
                                                                                               -----------
      Net assets -- 100.0%                                                                     $12,861,234
                                                                                               ===========
      Net asset value per share:
        Primary Class                                                                               $66.11
                                                                                                    ======
        Navigator Class                                                                             $68.49
                                                                                                    ======
      -------------------------------------------------------------------------------------------------------------

      /A/ Non-income producing.
      /B/ Affiliated Companies--As defined in the Investment Company Act of
          1940, an "Affiliated Company" represents Fund ownership of at least 5% of the outstanding voting securities of an issuer. At June 30, 2000, the total market value of Affiliated Companies was $1,022,155 and the identified cost was $1,119,297.

Portfolio of Investments
June 30, 2000 (Unaudited)
(Amounts in Thousands)

Legg Mason Special Investment Trust, Inc.

                                                                                     Shares/Par             Value
      ---------------------------------------------------------------------------------------------------------------------
Common Stock and Equity Interests -- 93.0%
      Capital Goods -- 5.6%
         Waste Management -- 5.6%
         Republic Services, Inc.                                                        9,000           $  144,000/A,B/
                                                                                                        ----------
      Communications Services -- 4.3%
         Telecommunications (Long Distance) -- 4.3%
         ICG Communications                                                             3,550               78,322/A,B/
         TALK.com, Inc.                                                                 5,725               33,276/A,B/
                                                                                                        ----------
                                                                                                           111,598
                                                                                                        ----------
      Consumer Cyclicals -- 22.1%
         Gaming, Lottery and Parimutuel Companies -- 5.1%
         Mandalay Resort Group                                                          4,203               84,062/A/
         Pinnacle Entertainment, Inc.                                                   2,515               48,885/A,B/
                                                                                                        ----------
                                                                                                           132,947
                                                                                                        ----------
         Retail (Discounters) -- 1.6%
         Consolidated Stores Corporation                                                3,486               41,828/A/
                                                                                                        ----------
         Retail (Specialty-Apparel) -- 2.5%
         The TJX Companies, Inc.                                                        3,500               65,625
                                                                                                        ----------
         Services (Advertising/Marketing) -- 8.5%
         Acxiom Corporation                                                             3,300               85,429/C/
         WPP Group plc                                                                  9,187              134,136
                                                                                                        ----------
                                                                                                           219,565
                                                                                                        ----------
         Services (Commercial and Consumer) -- 2.6%
         Viad Corp                                                                      2,438               66,436
                                                                                                        ----------
         Textiles (Apparel) -- 1.8%
         Liz Claiborne, Inc.                                                            1,288               45,384
                                                                                                        ----------
      Consumer Staples -- 7.3%
         Entertainment -- 1.2%
         Hollywood Entertainment Corp.                                                  4,000               31,500/A,B/
                                                                                                        ----------
         Retail (Drug Stores) -- 2.4%
         Caremark Rx, Inc.                                                              9,000               61,313/A/
                                                                                                        ----------
         Sevices (Employment) -- 3.7%
         Manpower Inc.                                                                  1,805               57,744
         Modis Professional Services, Inc.                                              5,000               38,125/A,B/
                                                                                                        ----------
                                                                                                            95,869
                                                                                                        ----------

                                                                                     Shares/Par             Value
---------------------------------------------------------------------------------------------------------------------------
      Financials -- 12.4%
         Banks (Major Regional) -- 1.0%
         Banknorth Group, Inc.                                                          1,600           $   24,500
                                                                                                        ----------
         Financial (Diversified) -- 1.8%
         The FINOVA Group Inc.                                                          3,600               46,800/B/
                                                                                                        ----------
         Insurance (Life/Health) -- 2.7%
         UnumProvident Corporation                                                      3,500               70,219
                                                                                                        ----------
         Insurance (Property/Casualty) -- 5.1%
         Enhance Financial Services Group, Inc.                                         3,000               43,125/B/
         Radian Group Inc.                                                              1,737               89,886
                                                                                                        ----------
                                                                                                           133,011
                                                                                                        ----------
         Investment Management -- 1.8%
         United Asset Management Corporation                                            2,000               46,750
                                                                                                        ----------
      Health Care -- 4.2%
         Biotechnology -- 1.4%
         Cell Genesys, Inc.                                                             1,300               36,400/A/
                                                                                                        ----------
         Health Care (Managed Care) -- 2.8%
         Wellpoint Health Networks Inc.                                                 1,000               72,438/A/
                                                                                                        ----------
      Miscellaneous-- N.M.
         Olsen & Associates AG                                                             30                 N.M./A,C/
                                                                                                        ----------
      Technology -- 37.1%
         Computers (Hardware) -- 7.9%
         Gateway, Inc.                                                                  3,600              204,300/A/
                                                                                                        ----------
         Computers (Networking) -- 3.4%
         Cabletron Systems, Inc.                                                        3,500               88,375/A/
                                                                                                        ----------
         Computers (Peripherals) -- 0.9%
         Storage Technology Corporation                                                 2,200               24,063/A/
                                                                                                        ----------
         Computers (Software/Services) -- 16.9%
         America Online, Inc.                                                           2,800              147,700/A/
         Bell & Howell Company                                                          1,300               31,525/A,B/
         Cadence Design Systems, Inc.                                                   2,800               57,050/A/
         Sybase, Inc.                                                                   3,700               85,100/A/
         Symantec Corporation                                                           2,136              115,210/A/
                                                                                                        ----------
                                                                                                           436,585
                                                                                                        ----------

                                                                                     Shares/Par             Value
---------------------------------------------------------------------------------------------------------------------------
         Services (Computer Systems)-- 2.8%
         SunGard Data Systems Inc.                                                      2,365           $   73,315/A/
                                                                                                        ----------
         Services (Data Processing)-- 5.2%
         Ceridian Corporation                                                           3,000               72,187/A/
         Equifax Inc.                                                                   2,400               63,000
                                                                                                        ----------
                                                                                                           135,187
                                                                                                        ----------
      Total Common Stock and Equity Interests (Identified Cost-- $1,751,962)                             2,408,008
      ---------------------------------------------------------------------------------------------------------------------
Corporate and Other Bonds -- 2.4%
         Amazon.com, Inc., 4.75%, due 2/1/09                                          $80,000               49,900
         Amazon.com, Inc., 4.75%, due 2/1/09                                           20,000               12,475/D/
                                                                                                        ----------
      Total Corporate and Other Bonds (Identified Cost-- $71,110)                                           62,375
      ---------------------------------------------------------------------------------------------------------------------
Repurchase Agreements -- 4.5%
      Bank of America
        6.82%, dated 6/30/00, to be repurchased at $58,725 on 7/3/00
        (Collateral: $65,369 Freddie Mac mortgage-backed securities,
        6.00%, due 9/1/28, value $60,149)                                              58,692               58,692
      Goldman, Sachs & Company
        6.82%, dated 6/30/00, to be repurchased at $58,725 on 7/3/00
        (Collateral: $59,449 Fannie Mae mortgage-backed securities,
        8.50%, due 10/1/28, value $60,915)                                             58,692               58,692
                                                                                                        ----------
      Total Repurchase Agreements (Identified Cost -- $117,384)                                            117,384
      ---------------------------------------------------------------------------------------------------------------------
      Total Investments -- 99.9% (Identified Cost -- $1,940,456)                                         2,587,767
      Other Assets Less Liabilities -- 0.1%                                                                  2,367
                                                                                                        ----------
      Net assets -- 100.0%                                                                              $2,590,134
                                                                                                        ==========
      Net asset value per share:
        Primary Class                                                                                       $36.04
                                                                                                            ======
        Navigator Class                                                                                     $38.60
                                                                                                            ======
      ---------------------------------------------------------------------------------------------------------------------

      /A/ Non-income producing.
      /B/ Affiliated Companies -- As defined in the Investment Company Act of
          1940, an "Affiliated Company" represents Fund ownership of at least 5% of the outstanding voting securities of an issuer. At June 30, 2000, the total market value of Affiliated Companies was $495,558 and the identified cost was $595,929.
      /C/ Private placement and an illiquid security valued at fair value under procedures adopted by the Board of Directors. This security represents 3.30% of net assets.
      /D/ Rule 144a security -- A security purchased pursuant to Rule 144a under the Securities Act of 1933 which may not be resold subject to that rule except to qualified institutional buyers. This security represents 0.5% of net assets.
      N.M. - Not meaningful.

Portfolio of Investments
June 30, 2000 (Unaudited)
(Amounts in Thousands)

Legg Mason Total Return Trust, Inc.

                                                                                     Shares/Par             Value
      ---------------------------------------------------------------------------------------------------------------------
Common Stock and Equity Interests -- 91.7%
      Capital Goods -- 5.9%
         Aerospace/Defense -- 0.9%
         Northrop Grumman Corporation                                                      50             $  3,312
                                                                                                          --------
         Electrical Equipment -- 1.8%
         General Electric Company                                                         125                6,625
                                                                                                          --------
         Manufacturing (Diversified) -- 0.7%
         Honeywell International Inc.                                                      75                2,527
                                                                                                          --------
         Waste Management -- 2.5%
         Waste Management Inc.                                                            480                9,120
                                                                                                          --------
      Communications Services -- 8.0%
         Telecommunications (Long Distance) -- 2.5%
         AT&T Corp.                                                                       290                9,171
                                                                                                          --------
         Telephone -- 5.5%
         GTE Corporation                                                                   60                3,735
         SBC Communications Inc.                                                          115                4,974
         WorldCom, Inc.                                                                   240               11,010/A/
                                                                                                          --------
                                                                                                            19,719
                                                                                                          --------
      Consumer Cyclicals -- 14.7%
         Auto Parts and Equipment -- N.M.
         Visteon Corporation                                                               13                  159/A/
                                                                                                          --------
         Automobiles -- 1.9%
         Ford Motor Company                                                               100                4,300
         General Motors Corporation                                                        45                2,613
                                                                                                          --------
                                                                                                             6,913
                                                                                                          --------
         Hardware and Tools -- 1.6%
         The Black and Decker Corporation                                                 150                5,897
                                                                                                          --------
         Household Furnishings and Appliances -- 1.2%
         Maytag Corporation                                                               120                4,425
                                                                                                          --------
         Leisure Time (Products) -- 1.2%
         Mattel, Inc.                                                                     320                4,220
                                                                                                          --------
         Lodging/Hotels -- 0.9%
         Starwood Hotels & Resorts Worldwide, Inc.                                        105                3,419
                                                                                                          --------

                                                                                     Shares/Par             Value
      ---------------------------------------------------------------------------------------------------------------------
         Retail (Department Stores) -- 3.4%
         Nordstrom Inc.                                                                   180             $  4,342
         Saks Incorporated                                                                275                2,888/A/
         The May Department Stores Company                                                205                4,920
                                                                                                          --------
                                                                                                            12,150
                                                                                                          --------
         Retail (Specialty-Apparel) -- 1.1%
         The TJX Companies, Inc.                                                          202                3,789
                                                                                                          --------
         Retail (Specialty) -- 3.4%
         Toys "R" Us, Inc.                                                                849               12,356/A/
                                                                                                          --------
      Consumer Staples -- 8.3%
         Entertainment -- 1.3%
         Time Warner Inc.                                                                  60                4,560
                                                                                                          --------
         Food -- 1.1%
         Sara Lee Corporation                                                             210                4,056
                                                                                                          --------
         Housewares -- 1.0%
         Tupperware Corporation                                                           171                3,757
                                                                                                          --------
         Retail (Food Chains) -- 4.9%
         Albertson's, Inc.                                                                230                7,648
         Safeway Inc.                                                                      90                4,061/A/
         The Kroger Co.                                                                   272                5,992/A/
                                                                                                          --------
                                                                                                            17,701
                                                                                                          --------
      Financials -- 28.7%
         Banks (International) -- 5.2%
         Lloyds TSB Group plc                                                           2,009               18,967
                                                                                                          --------
         Banks (Major Regional) -- 3.7%
         Bank One Corporation                                                             195                5,180
         FleetBoston Financial Corporation                                                130                4,420
         KeyCorp                                                                          210                3,701
                                                                                                          --------
                                                                                                            13,301
                                                                                                          --------
         Banks (Money Center) -- 2.1%
         The Chase Manhattan Corporation                                                  165                7,600
                                                                                                          --------
         Consumer Finance -- 0.4%
         Countrywide Credit Industries, Inc.                                               50                1,516
                                                                                                          --------

                                                                                     Shares/Par             Value
---------------------------------------------------------------------------------------------------------------------------
         Financial (Diversified) -- 9.8%
         Citigroup Inc.                                                                    98             $  5,874
         Equity Residential Properties Trust                                              130                5,994
         Fannie Mae                                                                        70                3,653
         Mid-America Apartment Communities, Inc.                                          236                5,669
         National Golf Properties, Inc.                                                   300                6,342
         Nationwide Health Properties, Inc.                                               442                6,164
         The FINOVA Group Inc.                                                            129                1,677
                                                                                                          --------
                                                                                                            35,373
                                                                                                          --------
         Insurance (Life/Health) -- 2.0%
         UnumProvident Corporation                                                        360                7,222
                                                                                                          --------
         Insurance (Property/Casualty) -- 2.4%
         Enhance Financial Services Group, Inc.                                           258                3,715
         MGIC Investment Corporation                                                       50                2,275
         The Allstate Corporation                                                         123                2,730
                                                                                                          --------
                                                                                                             8,720
                                                                                                          --------
         Savings and Loan Companies -- 3.1%
         Washington Mutual, Inc.                                                          390               11,261
                                                                                                          --------
      Health Care -- 7.9%
         Health Care (Diversified) -- 4.2%
         Abbott Laboratories                                                               93                4,131
         Bristol-Myers Squibb Company                                                     105                6,116
         Johnson & Johnson                                                                 50                5,094
                                                                                                          --------
                                                                                                            15,341
                                                                                                          --------
         Health Care (Drugs/Major Pharmaceuticals) -- 3.2%
         Eli Lilly & Company                                                               35                3,496
         Merck & Co., Inc.                                                                105                8,045
                                                                                                          --------
                                                                                                            11,541
                                                                                                          --------
         Health Care (Managed Care) -- 0.5%
         Aetna Inc.                                                                        25                1,605
                                                                                                          --------
      Technology -- 17.4%
         Computers (Hardware)-- 9.7%
         Dell Computer Corporation                                                         65                3,206/A/
         Gateway, Inc.                                                                    155                8,796/A/
         International Business Machines Corporation                                      210               23,008
                                                                                                          --------
                                                                                                            35,010
                                                                                                          --------

                                                                                     Shares/Par             Value
      ---------------------------------------------------------------------------------------------------------------------
         Computers (Software/Services) -- 2.2%
         America Online, Inc.                                                              70             $  3,693/A/
         Unisys Corporation                                                               285                4,150/A/
                                                                                                          --------
                                                                                                             7,843
                                                                                                          --------
         Electronics (Semiconductors) -- 2.0%
         Intel Corporation                                                                 55                7,353
                                                                                                          --------
         Photography/Imaging -- 3.5%
         Eastman Kodak Company                                                            215               12,792
                                                                                                          --------
      Utilities -- 0.8%
         Electric Companies -- 0.8%
         Edison International                                                             138                2,819
                                                                                                          --------
      Total Common Stock and Equity Interests (Identified Cost-- $288,238)                                 332,140
      ---------------------------------------------------------------------------------------------------------------------
Corporate and Other Bonds -- 2.4%
         Amazon.com, Inc., 4.75%, due 2/1/09                                          $14,000                8,733
                                                                                                          --------
      Total Corporate and Other Bonds (Identified Cost--$11,185)                                             8,733
      ---------------------------------------------------------------------------------------------------------------------
Repurchase Agreements -- 5.6%
      Bank of America
        6.82%, dated 6/30/00, to be repurchased at $10,172 on 7/3/00
        (Collateral: $11,324 Freddie Mac mortgage-backed securities,
        6.00%, due 9/1/28, value $10,419)                                              10,166               10,166

      Goldman, Sachs & Company
        6.82%, dated 6/30/00, to be repurchased at $10,172 on 7/3/00
        (Collateral: $10,297 Fannie Mae mortgage-backed securities,
        8.50%, due 10/1/28, value $10,551)                                             10,166               10,166
                                                                                                          --------
      Total Repurchase Agreements (Identified Cost -- $20,332)                                              20,332
      ---------------------------------------------------------------------------------------------------------------------
      Total Investments -- 99.7% (Identified Cost -- $319,755)                                             361,205
      Other Assets Less Liabilities -- 0.3%                                                                  1,220
                                                                                                          --------
      Net assets -- 100.0%                                                                                $362,425
                                                                                                          ========
      Net asset value per share:
        Primary Class                                                                                       $17.96
                                                                                                            ======
        Navigator Class                                                                                     $18.11
                                                                                                            ======
      ---------------------------------------------------------------------------------------------------------------------

      /A/ Non-income producing.
      N.M. - Not meaningful.